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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 3, 2005
                Date of Report (date of earliest event reported)

                                THE BUCKLE, INC.
             (Exact name of Registrant as specified in its charter)


           NEBRASKA                       001-12951              47-0366193
(State or other jurisdiction of          (Commission           (I.R.S. Employer
incorporation or organization)           File Number)          Identification
No.)


              2407 WEST 24TH STREET, KEARNEY, NEBRASKA 68845-4915 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (308) 236-8491

      --------------------------------------------------------------------

               (Former name, former address and former fiscal year
                          if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS


ITEM 2.02 Results of Operations and Financial Condition

ITEM 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Complete Interim Review

ITEM 9.01(c) Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 3, 2005, The Buckle, Inc. announced financial results for its fourth quarter ended January 29, 2005. The full text of the press release is furnished as Exhibit 99.1 to this report.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.


ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETE INTERIM REVIEW

On March 3, 2005, The Buckle, Inc. announced that it will make corrections to its accounting for leases following review of the guidance set forth in the SEC's February 7, 2005, letter from the Office of the Chief Accountant to the Center for Public Company Audit Firms which clarified certain issues related to the accounting for operating leases and leasehold improvements. The Company has determined that its method of accounting for construction allowances and rent holidays is not consistent with the accounting as described in the SEC's letter and is also correcting its financial statements for other adjustments to straight-line rent expense.

In prior periods, the Company reported the unamortized portion of construction allowances from landlords as a reduction of property and equipment on its balance sheet rather than as a deferred rent credit. In addition, the Company's past statements of cash flows reported construction allowances as a reduction of capital expenditures within cash flows from investing activities, rather than cash flows from operating activities.

Also in prior periods, the Company recognized rent expense for leases beginning on the opening date of store operations, which had the effect of excluding the store build-out period (during which the Company typically makes no rent payments) from the period used for calculating rent.

The Company's statements of income and selected financial data included in its March 3, 2005, press release reflect the above referenced corrections in its lease accounting policies. Additionally, The Buckle is in the process of finalizing its analysis of the impact of these lease accounting changes and will restate the Company's financial statements as of January 31, 2004, and February 1, 2003, and for the fiscal years ended January 31, 2004, February 1, 2003, and February 2, 2002, previously issued in its Annual Report on Form 10-K once the Company's analysis has been finalized. The Buckle will also restate the Company's financial statements as of and for the interim fiscal periods ended October 30, 2004, July 31, 2004, May 1, 2004, November 1, 2003, August 2, 2003,
and May 3, 2003, previously issued on Forms 10-Q. Accordingly, these financial statements and related auditors' reports should no longer be relied upon. The Company plans to quantify these restatements in a Form 10-K/A and Forms 10-Q/A to be filed with the SEC as soon as administratively possible. Investors or other interested parties should refer to the Company's filings on Form 10-K/A and Forms 10-Q/A, upon filing with the SEC, for amended information.

We have reviewed the accounting treatment and disclosures referred to in this
Item 4.02(a) and discussed such treatment and disclosures with Deloitte & Touche LLP, the Company's independent registered public accounting firm.

For additional information concerning the Company's lease accounting corrections, please refer to the Company's March 3, 2005, press release furnished as Exhibit 99.1 to this report.


ITEM 9.01(c). FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release Dated March 3, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          The Buckle, Inc.

Date:  March 9, 2005             By:  /s/ KAREN B. RHOADS
                                 ------------------------
                                          Name:  Karen B. Rhoads
                                          Title: Vice President of Finance,
                                          Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated March 3, 2005